Exhibit (g)(2)

NINTH AMENDMENT TO THE AMENDED AND RESTATED MULTI-TRUST
CUSTODY AGREEMENT

THIS NINTH AMENDMENT dated as of March 31, 2016, to the Amended and Restated Multi-Trust Custody Agreement, dated as of June 14, 2013 as amended September 10, 2013, December 10, 2013, April 1, 2014, July 7, 2014, December 9, 2014, February 2, 2015, June 22, 2015 and August 16, 2015 (the “Agreement”), is entered into by and between each of SEI INSTITUTIONAL MANAGED TRUST, a Massachusetts business trust (“SIMT”), SEI INSTITUTIONAL INVESTMENTS TRUST, a Massachusetts business trust (“SIIT”), SEI DAILY INCOME TRUST, a Massachusetts business trust (“SDIT”), SEI ASSET ALLOCATION TRUST, a Massachusetts business trust (“SAAT”), SEI LIQUID ASSET TRUST, a Massachusetts business trust (“SLAT”), SEI TAX EXEMPT TRUST, a Massachusetts business trust (“STET”), SEI INSURANCE PRODUCTS TRUST, a Delaware statutory trust (“SIPT”), and NEW COVENANT FUNDS, a Delaware statutory trust (“NCF”) and the SEI CATHOLIC VALUES TRUST, (each a “Trust” and, collectively, the “Trusts”), severally and not jointly, and U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (the “Custodian”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to add the Conservative Income Fund and the Tax-Free Conservative Income Fund, each a series of SEI Institutional Managed Trust; and

WHEREAS, Article 15.02 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree as follows:

Amended Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Amended Exhibit A attached hereto.

Except to the extent amended hereby, the Agreement shall remain in full force and effect.

(signatures on the following page)

IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

SEI INSTITUTIONAL MANAGED TRUST
SEI INSTITUTIONAL INVESTMENTS TRUST
SEI DAILY INCOME TRUST
SEI ASSET ALLOCATION TRUST
SEI LIQUID ASSET TRUST
SEI TAX EXEMPT TRUST
NEW COVENANT FUNDS
SEI INSURANCE PRODUCTS TRUST
SEI CATHOLIC VALUES TRUST	U.S. BANK NATIONAL ASSOCIATION

By: /s/ Stephen G. MacRae, on behalf of each		By:	/s/ Michael R. McVoy
of the above listed Trusts, severally and not
jointly

Name:	Stephen G. MacRae	Name:	Michael R. McVoy

Title:	Vice President	Title:	Senior Vice President

Amended Exhibit A (continued) to the Multi-Trust Custody Agreement

Separate Series of the TRUSTS — Fund Names

SEI INSTITUTIONAL MANAGED TRUST

Large Cap Fund

Large Cap Value Fund

Large Cap Growth Fund

Tax-Managed Large Cap Fund

S&P 500 Index Fund

Small Cap Fund

Small Cap Value Fund

Small Cap Growth Fund

Tax-Managed Small/Mid Cap Fund

Mid-Cap Fund

U.S. Managed Volatility Fund

Tax-Managed Managed Volatility Fund

Real Estate Fund

Enhanced Income Fund

Core Fixed Income Fund

U.S. Fixed Income Fund

High Yield Bond Fund

Real Return Fund

Multi-Strategy Alternative Fund

Long/Short Alternative Fund

Conservative Income Fund

Tax-Free Conservative Income Fund

SEI INSTITUTIONAL INVESTMENTS TRUST

Large Cap Fund

Large Cap Diversified Alpha Fund

Large Cap Disciplined Equity Fund

Large Cap Index Fund

Extended Market Index Fund

Strategic U.S. Large Cap Equity Fund

Small Cap Fund

Small Cap II Fund

Small/Mid Cap Equity Fund

U.S. Managed Volatility Fund

Opportunistic Income Fund (f/k/a Enhanced LIBOR Opportunities Fund)

Core Fixed Income Fund

High Yield Bond Fund

Long Duration Fund

Long Duration Corporate Bond Fund

Ultra Short Duration Bond Fund

S&P 500 Index Fund

Limited Duration Bond Fund

Intermediate Duration Credit Fund

AMENDED EXHIBIT A (continued) to the Multi-Trust Custody Agreement

SEI DAILY INCOME TRUST

Money Market Fund

Prime Obligation Fund

Government Fund

Government II Fund

Treasury Fund

Treasury II Fund

Ultra Short Duration Bond Fund

Short-Duration Government Fund

Intermediate-Duration Government Fund

GNMA Fund

SEI ASSET ALLOCATION TRUST

Defensive Strategy Fund

Defensive Strategy Allocation Fund

Conservative Strategy Fund

Conservative Strategy Allocation

Fund Moderate Strategy Fund

Moderate Strategy Allocation Fund

Aggressive Strategy Fund

Tax-Managed Aggressive Strategy Fund

Core Market Strategy Fund

Core Market Strategy Allocation Fund

Market Growth Strategy Fund

Market Growth Strategy Allocation Fund

SEI LIQUID ASSET TRUST

Prime Obligation Fund

SEI TAX EXEMPT TRUST

Tax Free Fund

Institutional Tax Free Fund

Intermediate-Term Municipal Fund

Short Duration Municipal Fund

California Municipal Bond Fund

Massachusetts Municipal Bond Fund

New Jersey Municipal Bond Fund

New York Municipal Bond Fund

Pennsylvania Municipal Bond Fund

Tax-Advantaged Income Fund

AMENDED EXHIBIT A (continued) to the Multi-Trust Custody Agreement

NEW COVENANT FUNDS

New Covenant Income Fund

New Covenant Balanced Income Fund

New Covenant Balanced Growth Fund

SEI INSURANCE PRODUCTS TRUST

VP Defensive Strategy Fund

VP Conservative Strategy Fund

VP Moderate Strategy Fund

VP Market Plus Strategy Fund

VP Balanced Strategy Fund

VP Market Growth Strategy Fund

SEI CATHOLIC VALUES TRUST

Catholic Values Fixed Income Fund